FOR IMMEDIATE RELEASE
Bowman Reports Strong First Quarter 2025 Earnings, Surpassing Consensus Expectations
Record new orders reinforce continued confidence in full year guidance
May 6, 2025, Reston, VA - Bowman Consulting Group Ltd. (NASDAQ: BWMN), a national engineering services and program management firm, today announced financial results for the quarter ended March 31, 2025.
First Quarter 2025 Compared to First Quarter 2024 Financial Results:
•Gross contract revenue of $112.9 million compared to $94.9 million, a 19.0% increase
•Net service billing1 of $100.1 million compared to $85.7 million, a 16.8% increase
•Organic net service billing2 growth of 6% compared to 3%
•Net loss of $1.7 million compared to a net loss of $1.6 million
•Adjusted EBITDA1 of $14.5 million compared to $12.1 million, a 19.6% increase
•Adjusted EBITDA margin, net 1 of 14.5% compared to 14.2%, a 30-bps increase
•Cash flows from operations of $12.0 million compared to $2.5 million
•Basic and Diluted EPS of ($0.11) compared to ($0.11)
•Gross backlog of $418.8 million compared to $329.9 million, a 26.9% increase
CEO Commentary
“Building on our strong momentum at the end of 2024, we delivered a solid first quarter highlighted by exceptional new order activity and healthy cash conversion,” said Gary Bowman, chairman and CEO of Bowman. “We generated double digit growth in net service billing with organic growth that more than doubled the first quarter of last year. Our record new order bookings in the quarter were balanced throughout the business and contributed to another consecutive quarter of backlog growth. We executed on and remain committed to our current three-pronged capital allocation strategy focused on strategic investment in innovation and organic growth, acquisition of adjacent operations and opportunistic share repurchases.”
“We expect performance to continue to ramp up through the second and third quarters before leveling off in the fourth quarter, which is consistent with broader industry trends. New orders in the second quarter are, so far, outpacing first quarter new orders. We firmly believe that we are relatively insulated from current macroeconomic uncertainties based on the markets we serve, our defensive organizational structure, the sources of funding for our customers' projects and our disciplined approach to revenue capture, labor optimization and efficient execution. Given what we know today, we maintain an upbeat and optimistic outlook for continued growth and reaffirm our full year forecast.”
Stock Repurchase Activities
Bowman repurchased $6.7 million of common stock during the three months ended March 31, 2025, with $2.6 million from the repurchase of shares from employees in connection with the payment of taxes associated with vesting events and $4.1 million under an existing $35 million repurchase authorization (the “Authorization”). The average price paid during the three months was approximately $25.10 per share repurchased. Total shares outstanding on March 31, 2025, were 17.3 million. Since the end of the first quarter, the Company has repurchased an additional $5.3 million under the Authorization at an average price of $21.60 per share repurchased.
Non-GAAP Adjusted Earnings per Share3

In connection with the release of financial results, the Company reported the non-GAAP financial metric of Adjusted Earnings per Share as follows:

	For the Three Months Ended March 31,
Adjusted Earnings Per Share (Non-GAAP)	2025	2024
Basic	$0.07	$0.22
Diluted	$0.07	$0.20
Fiscal Year 2025 Guidance
The table below reiterates Bowman’s guidance for fiscal year 2025:

Date Issued	Net Revenue	Adjusted EBITDA
March 2025	$428 - $440 MM	$70 - $76 MM
The current outlook for 2025 is based on completed and definitively contracted acquisitions as of the date of this release and does not include contributions from any future acquisitions. Management discusses the Company’s acquisition pipeline and its prospective impact during regularly scheduled earnings calls.
Conference Call Information
Bowman will host a conference call to discuss financial results tomorrow morning, May 7, 2025, at 9:00 a.m. ET. Access to a live webcast is available through the Investor Relations section of the Company’s website at investors.bowman.com.
About Bowman Consulting Group Ltd.
Headquartered in Reston, Virginia, Bowman is a national engineering services firm offering infrastructure engineering, technical services and project management solutions to owners and operators of the built environment. With over 2,300 employees in more than 100 locations throughout the United States, Bowman provides a variety of planning, engineering, geospatial, construction management, commissioning, environmental consulting, land procurement and other technical services to customers operating in a diverse set of regulated end markets. Bowman trades on the Nasdaq under the symbol BWMN. For more information, visit bowman.com or investors.bowman.com.
1 Non-GAAP financial metric the Company believes offers valuable perspective on results of operations (see non-GAAP tables below for reconciliations).
2 Organic growth for the three months ended 03/31/25 excludes revenue from acquisitions completed after March 31, 2024. Year over year growth rates only reflect revenue realized post-acquisition.
3 Basic Adjusted EPS and Diluted Adjusted EPS are all non-GAAP financial metrics the Company believes offer valuable perspectives on results of operations (see non-GAAP tables below for reconciliations). Adjusted EPS (Basic and Diluted) include addbacks for non-reoccurring expenses specific to acquisitions, non-cash stock compensation expense associated with pre-IPO grants, and other expenses not in the ordinary course of business. With respect to the elimination of any non-cash stock compensation expense, the Company computes an adjusted tax expense or benefit which accounts for the elimination of any periodic windfall or shortfall tax effects resulting from the difference between grant date fair value and vest date value. With respect to all other eliminations, the Company applies its average marginal statutory tax rate, currently 25.8%, to derive the tax adjustment associated with the elimination of expenses. A reconciliation of non-GAAP Adjusted EPS to GAAP EPS, both basic and diluted, is included with this press release for reference.
Forward-Looking Statements
This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will,” “goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Investor Relations Contact:
Betsy Patterson
ir@bowman.com

BOWMAN CONSULTING GROUP LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands except per share data)

	March 31, 2025	December 31, 2024
	(Unaudited)
ASSETS
Current Assets
Cash and equivalents	$10,700	$6,698
Accounts receivable, net	107,354	105,105
Contract assets	50,099	43,369
Notes receivable - officers, employees, affiliates, current portion	1,345	1,889
Prepaid and other current assets	19,452	19,560
Total current assets	188,950	176,621
Non-Current Assets
Property and equipment, net	41,250	42,011
Operating lease, right-of-use assets	43,119	42,085
Goodwill	135,896	134,653
Notes receivable	903	903
Notes receivable - officers, employees, affiliates, less current portion	204	638
Other intangible assets, net	63,892	65,409
Deferred tax asset, net	53,018	42,040
Other assets	1,517	1,521
Total Assets	$528,749	$505,881
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Revolving credit facility	45,000	37,000
Accounts payable and accrued liabilities, current portion	55,020	51,626
Contract liabilities	11,831	7,905
Notes payable, current portion	16,533	17,075
Operating lease obligation, current portion	11,121	10,979
Finance lease obligation, current portion	11,088	10,394
Total current liabilities	150,593	134,979
Non-Current Liabilities
Other non-current obligations	55,829	45,079
Notes payable, less current portion	19,035	19,992
Operating lease obligation, less current portion	37,961	37,058
Finance lease obligation, less current portion	16,506	17,940
Pension and post-retirement obligation, less current portion	4,710	4,718
Total liabilities	$284,634	$259,766

Shareholders' Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding as of March 31, 2025 and December 31, 2024	-	-
Common stock, $0.01 par value; 30,000,000 shares authorized as of March 31, 2025 and December 31, 2024; 21,502,214 shares issued and 17,337,090 outstanding, and 21,281,247 shares issued and 17,382,138 outstanding as of March 31, 2025 and December 31, 2024, respectively	215	213
Additional paid-in-capital	335,514	329,073
Accumulated other comprehensive income	1,114	1,146
Treasury stock, at cost; 4,165,124 and 3,899,109 shares, respectively	(67,579)	(60,901)
Stock subscription notes receivable	(19)	(30)
Accumulated deficit	(25,130)	(23,386)
Total shareholders' equity	$244,115	$246,115

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$528,749	$505,881

BOWMAN CONSULTING GROUP LTD.
CONDENSED CONSOLIDATED INCOME STATEMENTS
(Amounts in thousands except per share data)
(Unaudited)

	For the Three Months Ended March 31,
	2025	2024
Gross Contract Revenue	$112,931	$94,907
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	41,956	37,687
Sub-consultants and expenses	12,878	9,218
Total contract costs	54,834	46,905
Operating Expenses:
Selling, general and administrative	50,490	44,713
Depreciation and amortization	6,521	5,995
(Gain) on sale of assets	(49)	(96)
Total operating expenses	56,962	50,612
Income (loss) from operations	1,135	(2,610)
Other expense	2,110	2,401
Loss before tax benefit	(975)	(5,011)
Income tax expense (benefit)	769	(3,453)
Net loss	$(1,744)	$(1,558)
Earnings allocated to non-vested shares	–	–
Net loss attributable to common shareholders	$(1,744)	$(1,558)
Earnings (loss) per share
Basic	$(0.11)	$(0.11)
Diluted	$(0.11)	$(0.11)
Weighted average shares outstanding:
Basic	16,356,331	13,827,728
Diluted	16,356,331	13,827,728

BOWMAN CONSULTING GROUP LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands except per share data)
(Unaudited)

	For the Three Months Ended March 31,
	2025	2024
Cash Flows from Operating Activities:
Net loss	$(1,744)	$(1,558)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization - property and equipment	3,904	2,656
Amortization of intangible assets	2,617	3,339
Gain on sale of assets	(49)	(96)
Credit losses	345	402
Stock based compensation	6,630	7,829
Deferred taxes	(10,977)	(4,201)
Accretion of discounts on notes payable	256	117
Changes in operating assets and liabilities
Accounts receivable	(1,896)	(7,946)
Contract assets	(6,340)	(2,151)
Prepaid expenses and other assets	615	(5,523)
Accounts payable and accrued expenses	14,885	10,614
Contract liabilities	3,788	(963)
Net cash provided by operating activities	12,034	2,519
Cash Flows from Investing Activities:
Purchases of property and equipment	(1,043)	(262)
Fixed assets converted to lease financing	-	424
Proceeds from sale of assets and disposal of leases	49	96
Payments received under loans to shareholders	-	20
Proceeds from notes receivable	718	-
Acquisitions of businesses, net of cash acquired	(1,479)	(3,027)
Collections under stock subscription notes receivable	11	10
Net cash used in investing activities	(1,744)	(2,739)
Cash Flows from Financing Activities:
(Repayments) Borrowings under revolving credit facility	8,000	1,964
Repayments under fixed line of credit	-	(49)
Repayment under notes payable	(4,377)	(3,734)
Payments on finance leases	(2,702)	(1,716)
Payment of contingent consideration from acquisitions	(1,016)	-
Payments for purchase of treasury stock	(2,574)	(5,732)
Repurchases of common stock	(4,103)	-
Proceeds from issuance of common stock	484	473
Net cash used in financing activities	(6,288)	(8,794)
Net increase (decrease) in cash and cash equivalents	4,002	(9,014)
Cash and cash equivalents, beginning of period	6,698	20,687
Cash and cash equivalents, end of period	$10,700	$11,673
Supplemental disclosures of cash flow information:
Cash paid for interest	$2,028	$1,962
Cash paid for income taxes	$10	$11
Non-cash investing and financing activities
Property and equipment acquired under finance lease	$(2,006)	$(3,002)
Note payable converted to common shares	$(434)	$(672)
Issuance of notes payable for acquisitions	$(2,056)	$(2,461)
Settlement of contingent consideration	$1,968	$-

BOWMAN CONSULTING GROUP LTD.
RECONCILIATION OF EPS TO ADJUSTED EPS
(Amounts in thousands except per share data)

	For the Three Months Ended March 31,
	2025	2024
Net loss (GAAP)	$(1,744)	$(1,558)
+ tax expense (benefit) (GAAP)	769	(3,453)
Loss before tax expense (GAAP)	$(975)	$(5,011)
+ acquisition related expenses	594	1,350
+ amortization of intangibles	2,617	3,339
+ non-cash stock comp related to pre-IPO	493	1,557
+ other non-core expenses	143	399
Adjusted income before tax expense	$2,872	$1,634
Adjusted income tax expense (benefit)	1,676	(1,660)
Adjusted net income	$1,196	$3,294
Adjusted earnings allocated to non-vested shares	61	310
Adjusted net income attributable to common shareholders	$1,135	$2,984
Earnings (loss) per share (GAAP)
Basic	$(0.11)	$(0.11)
Diluted	$(0.11)	$(0.11)
Adjusted earnings per share (Non-GAAP)
Basic	$0.07	$0.22
Diluted	$0.07	$0.20
Weighted average shares outstanding
Basic	16,356,331	13,827,728
Diluted	16,638,334	14,561,032

Basic Adjusted Earnings (Loss) Per Share Summary - Non-GAAP	For the Three Months Ended March 31,
	2025	2024
Loss per share (GAAP)	$(0.11)	$(0.11)
Pre-tax basic per share adjustments	$0.29	$0.23
Adjusted earnings per share before tax expense	$0.18	$0.12
Tax expense (benefit) per share adjustment	$0.11	$(0.12)
Adjusted earnings per share - adjusted net income	$0.07	$0.24
Adjusted earnings per share allocated to non-vested shares	$–	$0.02
Adjusted earnings per share attributable to common shareholders	$0.07	$0.22

Diluted Adjusted Earnings (Loss) Per Share Summary - Non-GAAP	For the Three Months Ended March 31,
	2025	2024
Loss per share (GAAP)	$(0.11)	$(0.11)
Pre-tax diluted per share adjustments	$0.28	$0.22
Adjusted earnings per share before tax expense	$0.17	$0.11
Tax expense (benefit) per share adjustment	$0.10	$(0.11)
Adjusted earnings per share - adjusted net income	$0.07	$0.22
Adjusted earnings per share allocated to non-vested shares	$–	$0.02
Adjusted earnings per share attributable to common shareholders	$0.07	$0.20

BOWMAN CONSULTING GROUP LTD.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands except per share data)

Combined Statement of Operations Reconciliation	For the Three Months Ended March 31,
	2025	2024
Gross contract revenue	$112,931	$94,907
Contract costs (exclusive of depreciation and amortization)	54,834	46,905
Operating expense	56,962	50,612
Income (loss) from operations	1,135	(2,610)
Other expense	2,110	2,401
Income tax expense (benefit)	769	(3,453)
Net loss	$(1,744)	$(1,558)
Net margin	(1.5)%	(1.6)%

Other financial information [1]
Net service billing	$100,053	$85,689
Adjusted EBITDA	14,505	12,128
Adjusted EBITDA margin, net	14.5%	14.2%

Gross Contract Revenue to Net Service Billing Reconciliation	For the Three Months Ended March 31,
	2025	2024
Gross contract revenue	$112,931	$94,907
Less: sub-consultants and other direct expenses	12,878	9,218
Net service billing	$100,053	$85,689

Adjusted EBITDA Reconciliation	For the Three Months Ended March 31,
	2025	2024
Net Service Billing	$100,053	$85,689

Net loss	$(1,744)	$(1,558)
+ interest expense	2,113	2,131
+ depreciation & amortization	6,521	5,995
+ tax expense (benefit)	769	(3,453)
EBITDA	$7,659	$3,115
+ non-cash stock compensation	6,642	7,861
+ settlements and other non-core expenses	143	399
+ acquisition expenses	61	753
Adjusted EBITDA	$14,505	$12,128
Adjusted EBITDA margin, net	14.5%	14.2%

1 Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

BOWMAN CONSULTING GROUP LTD.
GROSS CONTRACT REVENUE COMPOSITION
(Unaudited)

(dollars in thousands)	For the Three Months Ended March 31,
Consolidated Gross Revenue	2025	%	2024	%	Change	% Change
Building Infrastructure[1]	55,915	49.5%	52,785	55.6%	3,130	5.9%
Transportation	23,542	20.8%	18,128	19.1%	5,414	29.9%
Power and Utilities[1]	21,435	19.0%	18,467	19.5%	2,968	16.1%
Emerging Markets[2]	12,039	10.7%	5,527	5.8%	6,512	117.8%
Total	112,931	100.0%	94,907	100.0%	18,024	19.0%

Acquired[3]	11,842	10.5%	18,474	19.5%	(6,632)	(35.9)%

1 Includes periodic reclassifications of revenue between categories from prior periods for consistency of presentation.

2 Represents environmental, mining, water resources, imaging and mapping, and other.

3 Acquired revenue in prior periods as previously reported; four quarters post-closing, acquired revenue is thereafter reclassified as organic for the purpose of calculating organic growth rates.

BOWMAN CONSULTING GROUP LTD.
ORGANIC GROWTH ANALYSIS
(Unaudited)

	For the Three Months Ended March 31,
(dollars in thousands)	2025	%	2024	%	Change	Organic
Gross Revenue	101,089	100.0%	94,907	100.0%	6,182	6.5%
Building Infrastructure	54,549	54.0%	52,785	55.6%	1,764	3.3%
Transportation	21,060	20.8%	18,128	19.1%	2,932	16.2%
Power and Utilities	19,240	19.0%	18,467	19.5%	773	4.2%
Emerging Markets	6,240	6.2%	5,527	5.8%	713	12.9%

	For the Three Months Ended March 31,
(dollars in thousands)	2025	%	2024	%	Change	Organic
Net Revenue	90,486	100.0%	85,691	100.0%	4,795	5.6%
Building Infrastructure	50,286	55.6%	49,167	57.4%	1,119	2.3%
Transportation	17,085	18.9%	14,867	17.3%	2,218	14.9%
Power and Utilities	17,502	19.3%	16,536	19.3%	966	5.8%
Emerging Markets	5,613	6.2%	5,121	6.0%	492	9.6%

BOWMAN CONSULTING GROUP LTD.
GROSS BACKLOG BY CATEGORY AT MARCH 31, 2025
(Unaudited)

Category	Percentage
Building Infrastructure	39%
Transportation	33%
Power and Utilities	20%
Emerging Markets	8%
TOTAL	100%